Exhibit 10.7

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED

NATURAL GAS
GATHERING AGREEMENT

BY AND BETWEEN

DFW MIDSTREAM SERVICES LLC

AND

CARRIZO OIL & GAS, INC.

DATED AS OF

DECEMBER 1, 2011

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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AMENDED AND RESTATED

NATURAL GAS GATHERING AGREEMENT

THIS NATURAL GAS GATHERING AGREEMENT (the “Agreement”), which consists of (i) this “Base Agreement” dated as of December 1, 2011 (the “Effective Date”), and (ii) the executed “Individual Transaction Sheet(s)” entered into by the Parties, is entered into by and between DFW Midstream Services LLC, a Delaware Limited Liability Company (hereinafter referred to as “Gatherer”), and Carrizo Oil & Gas, Inc., a Texas Corporation, (hereinafter referred to as “Shipper”), all hereinafter collectively referred to as the “Parties,” and individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Shipper desires that Gatherer (a) receive Gas from Shipper at the Receipt Point(s) (as defined below) and (b) deliver Gas to the Delivery Point(s) (as defined below), under the terms of this Agreement;

WHEREAS, Gatherer owns and operate a gas gathering system in the State of Texas as further described herein (the “Gathering System”), that is not subject to the Natural Gas Act of 1938, as amended (the “NGA”), and as such, will be transporting quantities of Gas (as defined below) under this Agreement that are intrastate in nature;

WHEREAS, in connection therewith, Shipper and Gatherer entered into that certain (a) Base Agreement dated effective January 16, 2008 (the “Original Effective Date”) which was amended and restated on May 15, 2008, amended on April 1, 2010 and amended again on December 1, 2010 (the “Original Base Agreement”), and (b) Individual Transaction Sheet No. 1 dated as of the Original Effective Date, which was amended and restated on May 15, 2008 and April 1, 2010, and amended on December 1, 2010 (the “Original ITS No. 1”) pursuant to the terms of the Original Base Agreement (the Original Base Agreement and Original ITS No. 1 hereinafter referred to collectively as the “Original Gathering Agreement”);

WHEREAS, Gatherer and Shipper entered into a Suspension Agreement dated December 1, 2011 (the “Suspension Agreement”), and in reliance upon the commitments made in the Suspension Agreement, Gatherer entered into that certain base agreement (the “EPO Base Agreement”) and related ITS No. 1 (the “EPO ITS No. 1” and collectively with the EPO Base Agreement, the “EPO Gathering Agreement”), dated December 1, 2011, with Enterprise Products Operating LLC (“EPO”); and

WHEREAS, Shipper and Gatherer desire to amend and restate the Original Gathering Agreement in its entirety in accordance with and pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for good and valuable consideration, the receipt and sufficiency of which are

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acknowledged by each Party, Gatherer and Shipper agree as follows:

ARTICLE I
CONTENT OF THE AGREEMENT

1.1.                      Content of the Agreement.  This Agreement will consist of: (i) the following terms and conditions set forth in this Amended and Restated Base Agreement dated December 1, 2011, and (ii) the Amended and Restated Individual Transaction Sheet No. 1 dated December 1, 2011 (the “ITS No. 1”), attached hereto.  The Parties may from time to time enter into additional Individual Transaction Sheets, which in combination with the terms and conditions of this Base Agreement will constitute separate and individual agreements.  In the event of a conflict between the terms or provisions of an Individual Transaction Sheet and this Base Agreement or a Nomination (as defined below), the terms and provisions of the Individual Transaction Sheet will control.  In the event of a conflict between the terms or provisions of this Base Agreement and a Nomination, the terms and provisions of this Base Agreement will control.  This Agreement amends, restates, supercedes and replaces the Original Gathering Agreement in its entirety and neither party thereto shall be liable to or owe any duty, covenant or obligation to the other party thereunder from and after the date hereof.

ARTICLE II
DEFINED TERMS

Defined Terms.  Capitalized terms in this Base Agreement that are not defined in the text are defined in the Individual Transaction Sheet(s) or this Article II.

2.1.                      “AGA” means the American Gas Association.  “AGA Standards” means any current manual, pamphlet or recommended practice published by or under the auspices of the AGA, applicable to the type of measurement equipment used hereunder, whether or not such has been accepted as an American National Standard.

2.2.                      “Agent” or “Agents” means any designee(s) of the Parties.

2.3.                      “Agreement” is defined in the introduction.

2.4.                      “ANSI” means the American National Standard Institute.  ANSI-numbered publications have been established as “American National Standards,” which implies a consensus of those substantially concerned with the scope and provisions of its contents.

2.5.                      “API” means American Petroleum Institute.  API-numbered publications have been established as “API Standards” which implies a consensus of those substantially concerned with the scope and provision of its contents.

2.6.                      “Atmos” is defined in Section 2 of ITS No. 1.

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2.7.                      “Atmospheric Pressure” will be 14.65 Psia for the purpose of instrument and meter calibration, unless otherwise established by the Standard Gas Measurement Law.

2.8.                      “Base Agreement” is defined in the introduction.

2.9.                      “Btu” means the amount of heat required to raise the temperature of one avoirdupois pound of pure water from 58.5ºF to 59.5ºF at a constant pressure of 14.65 Psia.

2.10.               “Day” means the period beginning at 9:00 a.m. central clock time on each calendar day and ending at 9:00 a.m. central clock time on the following calendar day.

2.11.               “Dedication Area” is defined in Section 3 of the Individual Transaction Sheet(s).

2.12.               “Deliveries” means quantities of Gas that Gatherer has redelivered, or allocated as redelivered, to Shipper, or to others for Shipper’s account.

2.13.               “Delivery Point(s)” means the point(s) described in Section 4.2, at which Gatherer will deliver Gas transported hereunder to Shipper or for Shipper’s account.

2.14.               “Effective Date” is defined in the introduction.

2.15.               “EPO” is defined in the introductory paragraphs.

2.16.               “EPO Agreement” is defined in the introductory paragraphs.

2.17.               “EPO Base Agreement” is defined in the introductory paragraphs.

2.18.               “EPO ITS No. 1” is defined in the introductory paragraphs.

2.19.               “ETF” is defined in Section 2 of the ITS No. 1.

2.20.               “Facilities” collectively means pipe, compressors, dehydrators, interconnections, metering equipment, and other equipment generally recognized within the natural gas industry as being required to receive and deliver quantities of Gas.

2.21.               “Force Majeure” is defined in Section 19.2.

2.22.               “Gas” means natural gas in its natural state, produced from wells, including casinghead gas produced with crude oil, natural gas from gas wells, and residue gas resulting from processing both casinghead gas and gas well gas.

2.23.               “Gas Lift Facility” is defined in Article XXV.

2.24.               “Gatherer” is defined in the introduction.

2.25.                “Gathering Fee” means the fees set forth in Section 9 of the Individual Transaction Sheet(s).

2.26.               “Gathering Stations” is defined in Section 2 of the Individual Transaction Sheet(s).

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2.27.               “Gathering System” is defined in the introductory paragraphs and Section 2 of the Individual Transaction Sheet(s).

2.28.               “Gross Heating Value” or “Heat Content” means the number of Btu’s liberated by the complete combustion at constant pressure of 1 cubic foot of Gas, at a base temperature of 60ºF and an absolute pressure of 14.65 pounds per square inch and adjusted to reflect actual water vapor content with air of the same temperature and pressure of the Gas, after products of combustion are cooled to the initial temperature of the Gas, and after the water of the combustion is condensed to the liquid state. The Gross Heating Value of the Gas will be corrected for the water vapor content of the Gas being delivered; provided, however, that if the water vapor content of the Gas is 7 pounds or less per 1,000,000 cubic feet, the Gas will be assumed to be dry.

2.29.               “Individual Transaction Sheet” is defined in the introduction.

2.30.               “ITS No.1” is defined in Section 1.1.

2.31.               “MAOP” means the maximum allowable operating pressure (in psig).

2.32.               “MASP” is defined in Section 11 of the Individual Transaction Sheet(s).

2.33.               “Maximum Daily Quantity” is defined in Section 3.3.

2.34.               “Maximum Hourly Quantity” is defined in Section 3.3.

2.35.               “Mcf” means 1,000 cubic feet of Gas.

2.36.               “Metering Party” is defined in Section 12.2.

2.37.               “MMBtu” means one million Btu’s.  All quantities of Gas received and delivered under this Agreement are expressed in terms of MMBtu, including, without limitation, calculation of payments and determination of imbalances.

2.38.               “Month” means that period of time beginning at 9:00 a.m. central clock time on the first day of a calendar month and ending at 9:00 a.m. central clock time on the first day of the succeeding calendar month.

2.39.               “NGA” is defined in the introductory paragraphs.

2.40.               “Non-Metering Party” is defined in Section 12.2.

2.41.               “Operational” refers to Facilities that are constructed and considered capable of operation by or under industry standards or governmental authority.

2.42.               “Operational Flow Order” is defined in Article VIII.

2.43.               “Original Gathering Agreement” is defined in the introductory paragraphs.

2.44.               “Original Base Agreement” is defined in the introductory paragraphs.

2.45.               “Original Effective Date” is defined in the introductory paragraphs.

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2.46.               “Original ITS No. 1” is defined in the introductory paragraphs.

2.47.               “Party” and “Parties” are defined in the introduction.

2.48.               “Psi” means pressure, measured in units of avoirdupois pounds per square inch.  “Psia” or “psia” means absolute pressure (absolute vacuum used as the “zero” base of measurement) and “psig” means gauge pressure (actual, average, or a defined Atmospheric Pressure used as the “zero” base of measurement).

2.49.               “Receipt Point(s)” means the point(s) described in Section 4.1 at which Gatherer will receive Gas from Shipper for gathering hereunder.

2.50.               “Receipts” means quantities of Gas that Gatherer has received, or been allocated to receive, from Shipper or from others for Shipper’s account.

2.51.               “Retention Volumes” is defined in Section 10 of the Individual Transaction Sheet(s).

2.52.               “Routine Work” is defined in Section 12.14.

2.53.               “Shipper” is defined in the introduction.

2.54.               “Taxes” is defined in Section 16.2.

2.55.               “Term” is defined in Article X.

ARTICLE III
OBLIGATIONS OF THE PARTIES AND QUANTITIES

3.1.                      Gatherer’s Obligation.  Gatherer will receive Gas at the Receipt Point(s) as nominated and tendered by Shipper under the terms of this Agreement, transport the Gas, and deliver equivalent quantities of Gas to Shipper at the Delivery Point(s), as set forth herein, less the Retention Volumes.  Gatherer’s obligations to receive, transport, and deliver Gas to the Delivery Point(s) are subject to: (i) the maximum quantities stated in this Agreement, including the Maximum Daily Quantity and the Maximum Hourly Quantity; (ii) an event of Force Majeure; (iii) Shipper’s failure or refusal to deliver Gas to, or receive Gas from, Gatherer as required under this Agreement; (iv) any laws, rules, orders, or requirements of any governmental or regulatory authority, which limit, prevent, or interfere with Gatherer’s performance; (v) except with respect to Section 2 of the Individual Transaction Sheet, the Gathering System has been constructed and is considered to be capable of operation by or under industry standards or governmental authority (provided, this clause (v) shall terminate and no longer be of any force or effect once the Gathering System becomes operational); and (vi) as otherwise provided under any other terms and conditions of this Agreement.

3.2.                      Shipper’s Obligation.  Shipper will tender the quantities of Gas produced from the Dedication Area and as nominated under this Agreement at the Receipt Point(s), and accept

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the Gas at the Delivery Point(s).  Shipper’s obligations set forth in the preceding sentence are subject to: (i) an event of Force Majeure; (ii) Gatherer’s failure or refusal to receive Gas from, or deliver Gas to, Shipper as required under this Agreement; (iii) any laws, rules, orders, or requirements of any governmental or regulatory authority, which limit, prevent, or interfere with Shipper’s performance; (iv) the Gathering System has been constructed and is considered to be capable of operation by or under industry standards or governmental authority (provided, this clause (iv) shall terminate and no longer be of any force or effect once the Gathering System has become operational) and (iv) as otherwise provided under any other terms and conditions of this Agreement.

3.3.                      Maximum Quantities.  Subject to the terms and conditions of this Agreement, the maximum quantity of Gas that Gatherer is obligated to receive and transport hereunder at the Receipt Point(s) during any Day during the Term hereof is set forth in Section 7 of the Individual Transaction Sheet (the “Maximum Daily Quantity”).  Subject to the terms and conditions of this Agreement, the maximum quantity of Gas that Gatherer is obligated to receive at the Receipt Point(s) and transport hereunder during any given hour of any Day is 1/24 of the Maximum Daily Quantity at an instantaneous standard volumetric flow rate at any point in time during an hour (the “Maximum Hourly Quantity”); provided, however, Gatherer and Shipper may agree for Shipper to deliver quantities of Gas in excess of the Maximum Hourly Quantity upon mutually agreeable terms and conditions.

ARTICLE IV
RECEIPT POINT(S) AND DELIVERY POINT(S)

4.1.                      Receipt Point(s).  Gas delivered by or for the account of Shipper hereunder will be received by Gatherer at that point or points set forth in Section 5 of the Individual Transaction Sheet (“Receipt Points”).

4.2.                      Delivery Point(s).  Gas delivered hereunder by Gatherer to or for the account of Shipper will be delivered at that point or points set forth in Section 6 of the Individual Transaction Sheet (“Delivery Points”).

ARTICLE V
AVAILABILITY AND ALLOCATIONS

5.1.                      Curtailment.  The Parties understand that under the laws, rules and regulations of the State of Texas, Gatherer has certain obligations and duties to comply with such laws, rules and regulations of the applicable governmental authorities and Gatherer’s obligation hereunder shall be subject to such laws, rules and regulations.

5.2.                      Allocation at Delivery Point(s).  It is recognized that Gas deliveries from one or more parties other than Shipper may also be received at any particular Receipt Point(s).  If that

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occurs, Gas deliveries at the Delivery Point(s) may be allocated among the parties receiving the Gas.  As between Gatherer and Shipper, Gatherer will, exercising reasonable discretion, in good faith, utilize data provided by the Receipt Point(s) operator and upstream delivery party to determine the allocation of all Receipts at such Receipt Point(s) or Delivery Point(s), and the resulting quantities received under this Agreement. Each producer flowing gas into the Gathering System will have its own meter.

ARTICLE VI
NOMINATIONS

6.1.                      Shipper must provide Gatherer, by no later than 11:30 A.M. central clock time, of the business day immediately preceding the first day of each Month during the Term, a valid written request for gathering service for such Month (a “Nomination”), as provided in this Article VI.  Gatherer will use reasonable efforts to accommodate intra-Month and intra-Day requests by Shipper; however, Shipper must endeavor to minimize such requests and to provide Gatherer with as much prior notice as practicable prior to any such request change.  Gatherer may adjust or waive any part of the notice requirements of this Article VI if, in Gatherer’s sole reasonable judgment, operating conditions dictate or permit such adjustment or waiver; however, any such adjustment or waiver will be effective only in the specific instance and for the specific purpose for which it was granted and not for any subsequent occasion.  The Parties intend that the Nominations made by Shipper under this Agreement be made at the same time and in the same form as nominations made by Shipper to the downstream transporter of Shipper’s Gas at the point of interconnection between the Gathering System and such downstream transporter.

6.2.                      A Nomination(s) shall include all of the following information relating to the Month for which such Nomination(s) applies:

(a)                                  Identity of Shipper: exact legal name; including type of entity, state of incorporation or state of qualification to do business; mailing and street address; including name, address and phone number of primary contact for Shipper regarding the gathering arrangement.

(b)                                 Gas Quantities: quantity to be transported, stated individually in MMBtus, expressed as a daily rate, for each Receipt Point(s) and each Delivery Point(s).

(c)                                  Gas Quality: statement regarding quality specifications, including Btu content, for the Gas to be delivered at each Receipt Point(s).

(d)                                 Receipt Point(s): (i) the point(s) of entry into the Gathering System, and (ii) the name of all Parties directly delivering Gas to Gatherer at such point(s).

(e)                                  Delivery Point(s): (i) the Delivery Point(s) by Gatherer, and (ii) the names of all Parties directly receiving Gas from Gatherer at such point(s).

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(f)                                    Term of service: (i) date service is requested to commence; and (ii) date service is requested to terminate.

(g)                                 Dispatching contact and phone number: Shipper will designate 1 or more persons to be available to Gatherer to contact with respect to operating matters on a 24-hour-a-day, 365-days-a-year basis.  Such contact person(s) will have adequate authority to deal with all operating matters related to this Agreement.

6.3.                      Requests will be evaluated in the order in which they are received by Gatherer.  Requests must be made in writing to:

DFW Midstream Services LLC

2100 McKinney Avenue, Suite 1250

Dallas, Texas 75201

Attn:  Melanie Morgan

Email:  mmorgan@summitmidstream.com

Phone:  214-242-1968

Fax:  214-242-1972

ARTICLE VII
IMBALANCE

7.1.                      It is recognized that an exact daily balancing of Receipts and Deliveries may not be possible due to the inability of the Parties to control precisely such Receipts and Deliveries.  However, Gatherer, to the extent practicable, will redeliver each Day a quantity of Gas thermally equivalent to the quantity received by Gatherer that Day, less the Retention Volumes.  If on any Day(s) Shipper receives a quantity of Gas in excess of the quantity of Gas being concurrently delivered to Gatherer, Gatherer will have the right to discontinue its Deliveries of Gas to Shipper until arrangements have been made by Shipper to balance such excess.  If on any Day(s) Shipper delivers a quantity of Gas in excess of the quantity of Gas that is being concurrently redelivered by Gatherer (taking into consideration the Retention Volumes relating thereto), Gatherer will have the right to discontinue its Receipts of Gas from Shipper until such time as arrangements have been made by Shipper to balance such excess.  The Parties intend that Gas be received and delivered hereunder at the same rate, and Shipper will not, in any manner, utilize the Gathering System for storage or peaking purposes.  Nothing will limit Gatherer’s right to take such action as may be required to adjust Receipts and Deliveries of Gas, including suspending all gathering and other services hereunder, in order to alleviate or otherwise address conditions that threaten the integrity of the Gathering System.

7.2.                      If Shipper is advised by any upstream or downstream pipeline or operator to reduce or suspend deliveries for transportation, Shipper will as soon as practicable inform Gatherer of such reduction or suspension, and adjust Shipper’s nominations at Receipt and/or Delivery Point(s) in order to remain in balance.  Notwithstanding anything to the contrary

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contained in Section 9.2 of the Base Agreement, Shipper will be responsible for and will bear any penalties or fees imposed, claims made, or judgments obtained by either upstream or downstream transporters for imbalances hereunder, including any penalties or fees incurred by Gatherer under any operational balancing agreement or other agreements with third parties due to imbalances caused by Shipper, unless Gatherer causes such imbalance and such cause is not otherwise excused under the terms and conditions of this Agreement.

ARTICLE VIII
OPERATIONAL FLOW ORDER

8.1.                      If, in Gatherer’s reasonable discretion, it is necessary in order to preserve the overall operational integrity of the Gathering System, or to enable Gatherer to provide the service set forth in this Agreement, Gatherer may issue an “Operational Flow Order,” for a period of time that is no longer than reasonably necessary,  as follows:

(a)                                  The Operational Flow Order will identify with specificity the operational problem to be addressed, the action(s) Shipper must take, the time by which Shipper must take the specified action(s), and the period during which the Operational Flow Order will be in effect.  Gatherer will provide as much advance notice to Shipper as is operationally feasible before issuing an Operational Flow Order.

(b)                                 An Operational Flow Order may require Shipper to take any of the following actions or similar actions:

(i)                                     commence or increase supply inputs into the Gathering System at specific Receipt Point(s), or shift supply inputs (in whole or in part) to different Receipt Point(s); or, alternatively, cease or reduce Deliveries from the Gathering System at specific Delivery Point(s);

(ii)                                  cease or reduce supply inputs into the Gathering System at specific Receipt Point(s); or, alternatively, commence or increase Deliveries of Gas from the Gathering System at specific Delivery Point(s), or shift Deliveries to different Delivery Point(s);

(iii)                               eliminate gathering imbalances;

(iv)                              change the supply mix or quantities into the Gathering System at specific Receipt Point(s);

(v)                                 conform actual Receipts and Deliveries to nominated Receipts and Deliveries;

(vi)                              delay changes in Deliveries at the Delivery Point(s) up to 24 hours to account for the molecular movement of Gas; or

(vii)                           such other actions requested by Gatherer that are within Shipper’s control which would tend to alleviate the situation to be addressed.

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ARTICLE IX
FEES AND CHARGES

9.1.                      Fees.  Shipper will pay Gatherer the fees as set forth on the applicable Individual Transaction Sheet(s).

9.2.                      Third Party Fees.  In addition to the other fees and charges set forth in this Agreement, Shipper must reimburse Gatherer for any Receipt Point(s), Delivery Point(s), or metering fee charged by any third party for Receipts or Deliveries at the Receipt Point(s) or Delivery Point(s); provided, that Gatherer has given Shipper notice of the amount of such fee and Shipper has agreed to reimburse Gatherer for such fee.  If Shipper has not given Gatherer written notice of its agreement to reimburse Gatherer for any such third-party fee, then Gatherer will have no obligation to receive Gas for Shipper at the Receipt Point(s) if it is subject to the third-party fee, or redeliver Gas to Shipper at the Delivery Point(s) if it is subject to the third-party fee.  Should any third party with the right to control the Receipt Point(s), Delivery Point(s), or any other facilities needed for the receipt, gathering, or delivery of Gas hereunder fail to authorize the use of any such facilities to perform the services provided herein, then Gatherer will have no obligation hereunder to perform any gathering services, or receive or deliver Gas hereunder, where Gatherer’s ability to perform such services is in any way adversely affected by such third party’s refusal.

9.3.                      Taxes.  Shipper agrees to reimburse Gatherer for any Taxes as described in Article XVI.

9.4.                      Filing and Other Fees.  In addition to the other fees and charges set forth in this Agreement, Shipper will pay, in advance, all applicable filing, reporting, and application fees, if any, that will be required of Gatherer, or any other party, including Shipper, in providing gathering services hereunder.

ARTICLE X
TERM

This Agreement is effective from the Effective Date and will, subject to the terms and provisions hereof, remain in full force and effect so long as the term of any Individual Transaction Sheet(s) executed by the Parties remains effective (the “Term”).  Termination, cancellation or expiration of this Agreement will not extinguish any rights of audit or any obligations that accrued with respect to services actually performed before the termination, cancellation, or expiration.

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ARTICLE XI
ADDRESSES

11.1.               Addresses of Parties.  All notices, requests, demands, statements and payments provided for in this Agreement must be given in writing.  The addresses of the parties for notices are:

Shipper:	Gatherer:
Carrizo Oil & Gas, Inc.	DFW Midstream Services LLC
1000 Louisiana Street, Suite 1500	2100 McKinney Ave., Suite 1250
Houston, TX 77002	Dallas, Texas 75201
Attn: David Garcia	Attn: Chad Small
Fax: 713-358-6473	Fax: 214-242-1972
Office: 713-358-6419	Office: 214-242-1959

11.2.               Notices.  Except as otherwise provided herein, any notice, request or demand provided for in this Agreement or any notice which either Party may desire to give to the other Party will be in writing and will be considered as duly delivered when hand-delivered, transmitted electronically (with confirmation of receipt), or sent by certified mail, return receipt requested, to the post office address of the Party intended to receive the same, as the case may be, as set forth above.

11.3.               Change of Address.  A Party may change its address under this Agreement by giving 30 days prior written notice to the other Party.  Notices and payments are effective when they are delivered at the appropriate address listed above, during normal business hours on a business day.  Notices delivered after business hours or on a weekend or holiday are effective on the next business day.  Operating communications by telephone or other mutually agreeable means will be confirmed in writing within 2 days following the same.

ARTICLE XII
MEASUREMENTS, MEASURING EQUIPMENT,
TESTING AND MAINTENANCE

12.1.               The Gas delivered to Gatherer at the Receipt Point(s), and delivered to Shipper at the Delivery Point(s), will be measured by measuring devices of standard type, which will be installed, operated, controlled, and maintained by the party as set forth and identified in Section 8 of the Individual Transaction Sheet.  Gatherer will designate the type of measuring equipment that will be utilized.  Gas measurement computations will be made in accordance with industry standards that are current at the time of the receipt and delivery of Gas hereunder.

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12.2.               Measurement devices and equipment will be tested and adjusted for accuracy on a regular schedule by the Party metering the Gas, or whose Agent meters the Gas.  For the purposes of this Agreement, the Party metering the Gas, or whose Agent meters the Gas, at a particular Receipt Point(s) or Delivery Point(s) is referred to as the “Metering Party” and the other Party is referred to as the “Non-Metering Party.”  The Metering Party is set forth and identified in Section 8 of the Individual Transaction Sheet.

12.3.               If adequate metering facilities are already in existence at the Receipt Point(s) or Delivery Point(s) hereunder, such existing metering facilities will be used for so long as, in Gatherer’s reasonable judgment, the facilities remain adequate.

12.4.               In the event that (i) the existing metering facilities at any Receipt Point(s) or Delivery Point(s) are reasonably determined by Gatherer to be no longer adequate, or (ii) a future Receipt Point(s) or Delivery Point(s) is sought to be added to this Agreement, then Gatherer may revise the measurement facilities to adequately measure the Gas at the Receipt Point(s) or Delivery Point(s) at Shipper’s sole cost and expense.  Gatherer, in its sole discretion, will determine when such facilities revisions will be installed.

12.5.               Shipper understands that a part of the telemetering may be a remotely actuated block valve that may be closed, if necessary, by Gatherer without notice to Shipper, if flowing Gas is detected to be in violation of the quality specifications set forth in Article XV.

12.6.               Shipper will, insofar as it is able and if necessary in Gatherer’s reasonable opinion and as mutually agreed upon by Gatherer and Shipper, grant Gatherer the right of ingress and egress and all necessary easements and rights-of-way to any fee property or leaseholds of Shipper for the purpose of constructing pipeline and other facilities (including telemetering facilities) deemed necessary by Gatherer for the transportation and delivery of Gas hereunder.

12.7.               The Non-Metering Party will have access to the Metering Party’s measuring equipment at all reasonable times for the purposes of inspection or examination, but the maintenance, calibration and adjustment of the equipment will be performed only by the employees or Agent(s) of the Metering Party.  Records from all measuring equipment are the property of the Metering Party who must keep all such records on file for a period of not less than 2 years.  Upon request, the Metering Party must make available to the Non-Metering Party volume records from the measuring equipment, together with calculations therefrom, for inspection and verification within 30 days of a written request.

12.8.               The Metering Party will provide a report to the Non-Metering Party for each Month, which compares the best available measurement information at the Receipt Point(s) and Delivery Point(s) for the preceding Month, to the actualized measurement data for such Receipt Point(s) and Delivery Point(s) for such Month.  Such report will be provided by the Metering Party to the Non-Metering Party within 30 days of the end of applicable Month.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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12.9.               The Non-Metering Party may, at its option and expense, install and operate meters, instruments and equipment, in a manner that will not interfere with the Metering Party’s equipment, to check the Metering Party’s meters, instruments and equipment, but the measurement of Gas for the purpose of this Agreement will be by the Metering Party’s meter and metering equipment only, except as hereinafter specifically provided.  The meters, check meters, instruments and equipment installed by each Party will be subject at all reasonable times to inspection or examination by the other Party, but the calibration and adjustment thereof will be done only by the installing Party.

12.10.        Shipper will give Gatherer written notice prior to installing any facilities within [***] feet of any facilities of Gatherer.

12.11.        The Metering Party will give notice to the Non-Metering Party of the time of all tests of the Receipt Point(s) and Delivery Point(s) meter(s) sufficiently in advance of such tests so that the Non-Metering Party may conveniently have its representatives present, provided that, any such notice will not be less than 5 days.  If the Metering Party has given such notice to the Non-Metering Party and the Non-Metering Party’s representative is not present at the time specified, then the Metering Party may proceed with the test as though the Non-Metering Party’s representative were present.

12.12.        Meter measurements computed by the Metering Party will be deemed to be correct except where the meter is found to be inaccurate by more than [***]%, fast or slow, or to have failed to register, in either of which cases the Metering Party will repair or replace the meter.  If Non-Metering Party reasonably believes that the meter measurements at the Delivery Point(s) are in error by more than [***]%, then Metering Party, upon request by Non-Metering Party, will perform an additional test of such meters, but not more frequently than once each Month.  If such test shows that the designated meter measurements are in error by more than [***]%, the additional test will be conducted at Metering Party’s sole cost and expense.  If the error shown by the additional test is less than [***]%, Non-Metering Party will pay all costs and expenses of such additional tests.

12.13.        If, for any reason, any measurement equipment is (i) out of adjustment, (ii) out of service, or (iii) out of repair and the total calculated hourly flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 12.12 above, the total quantity of Gas delivered will be adjusted in accordance with the first of the following methods which is feasible:

(a)                                  by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as described in Section 12.11 or Section 12.12 above);

(b)                                 where parallel multiple meter runs exist, by calculation using the registration of such parallel meter runs; provided that they are measuring Gas from

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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upstream and downstream headers in common with the faulty metering equipment not controlled by separate regulators and are accurately registering;

(c)                                  by correcting the error by rereading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)                                 by estimating the quantity, based upon Deliveries made during periods of similar conditions when the meter was registering accurately.

12.14.        Upon providing reasonable notice to Shipper, Gatherer will have the right to shut down or temporarily take out of service its lines of pipe and appurtenant facilities for routine inspection, maintenance or repair (“Routine Work”).  Gatherer and Shipper will take reasonable efforts to accommodate Gatherer’s Routine Work, provided that such Routine Work is scheduled in advance and is performed by Gatherer in a reasonable manner so as to minimize any inability on the part of Gatherer to transport Gas.

12.15.        Notwithstanding the provisions of Section 12.4 above, the Parties may mutually agree to alternative arrangements for the construction, installation and ownership of any new measurement and appurtenant facilities deemed necessary by Gatherer.  Any and all facilities installed by Shipper will be designed, constructed and installed in accordance with specifications approved by Gatherer.  Additionally, during the period of construction and installation of such facilities Gatherer will have the right to have its representatives present for the purpose of witnessing the work and verifying that such facilities are installed in accordance with the approved specifications.

12.16.        Shipper will remove any facilities owned by Shipper and located on Gatherer’s property within 60 days after termination of this Agreement; provided, however, that Gatherer will have the option to purchase said facilities at a price to be mutually agreed upon by Gatherer and Shipper.

ARTICLE XIII
MEASUREMENT STANDARDS

13.1.               Measurement Standards.  Computations of Gas volumes from measurement data will be made in accordance with the following, depending upon the type of measurement Gatherer has designated:

(a)                                  Orifice metering will be performed in accordance with the latest version of A.G.A. Report No. 3 - ANSI/API 2530 Orifice Metering of Natural Gas and Other Hydrocarbon Fluids, Second Edition, dated September 1985, and any subsequent modification and amendment thereof, and will include the use of flange connections and, where necessary, straightening vanes and pulsation dampening equipment.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b)                                 Positive displacement and turbine metering will be performed in accordance with the latest version of ANSI B109.1, B109.2 or B109.3.  Turbine metering must be performed in accordance with the latest version of A.G.A. Report No. 7.  Ultrasonic metering will be performed in accordance with the latest version of A.G.A. Report No. 9.  Electronic Gas Measurement (EGM) will be performed in accordance with the latest version of API Manual of Petroleum Measurement Standards Chapter 21 - Flow Measurement Using Electronic Metering Systems. Meter measurements will be computed by the Metering Party into such units in accordance with the Ideal Gas Laws for quantity variations due to metered pressure and corrected for deviation using average values of recorded relative density and flowing temperature, or by using the calculated relative density determined by the method mentioned in Section 13.2 below.

(c)                                  For positive meters AGA Measurement Committee Report No. 6 (“AGA Report No. 6”), dated January 1971, and any subsequent amendments or revisions. For turbine meters, AGA Measurement Committee Report No. 7 (“AGA Report No. 7”), First Revision, dated November 1984, and any subsequent amendments revision.

(d)                                 When electronic transducers and flow computers, solar and otherwise, are used, the Gas will have its volume, mass and/or energy content computed in accordance with the applicable AGA standards including, but not limited to, AGA Report Numbers 3, 5, 6 and 7 and any subsequent modification and amendments thereof.  The Parties specifically agree to accept the use of these electronic devices in lieu of mechanical devices with charts.

13.2.               Gross Heating Value.  The average Gross Heating Value and relative density of the Gas delivered hereunder by either Party will be determined by the use of recording instruments of standard type, which will be installed and operated by the Metering Party at the metering point or the Gross Heating Value and relative density of the Gas at such point may be determined by “on-site” sampling and laboratory analysis as mutually agreed to by both Parties (or the Metering Party in the event the Parties cannot mutually agree).  If the spot sample or continuous sampling method is used, the Gross Heating Value of the Gas delivered hereunder will be determined once a month from a Gas analysis.  The result of such Gas analysis will be obtained to the nearest tenth (0.1) and should be applied during the calendar month for the determination of Gas volumes delivered.

13.3.               Temperature Measurement.  The temperature of the Gas will be determined by a recording thermometer so installed that it may record the temperature of the Gas flowing through the meters. If the Parties do not consider the installation of such a recording thermometer to be necessary, other agreeable means of recording temperature may be used. The average temperature to the nearest 1°F, obtained while Gas is being delivered, will be the applicable flowing Gas temperature for the period under consideration.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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13.4.               Specific Gravity Measurement.  The average Specific Gravity of the Gas delivered hereunder by any Party will be determined by the use of recording instruments of standard type, which will be installed and operated by the Metering Party at the metering point, as such metering point may be determined by “on-site” sampling and laboratory analysis, as mutually agreed to by the Parties.  If the spot sample or continuous sampling method is used, the specific gravity of the Gas delivered hereunder will be determined once a month from a Gas analysis. The result will be obtained to the nearest ten-thousandth (0.001) and should be applied during the calendar month for the determination of Gas volumes delivered.

13.5.               Adjustment for Supercompressibility.  Adjustments to measured Gas volumes for the effects of supercompressibility will be made in accordance with accepted AGA standards.  The Metering Party will obtain representative carbon dioxide and nitrogen mole fraction values for the Gas delivered or received as may be required to compute such adjustments in accordance with standard testing procedures.  At the Metering Party’s option, equations for the calculation of supercompressibility may be taken from either the AGA Manual for the Determination of Supercompressibility Factors for Natural Gas, dated December 1962 (also known as the “NX-19 Manual”) or AGA Report No. 8, dated December 1985, Compressibility and Supercompressibility for Natural Gas and Other Hydrocarbon Gases, latest revision.

13.6.               Time for Testing.  In Gas measurement computations the determinations for the average values for meter pressure, relative density and flowing temperature values will be determined only during periods of time when Gas is actually flowing through the meter(s).

13.7.               Other Tests.  Other tests to determine water content, sulfur, and other impurities in the Gas will be conducted by Metering Party as necessary and will be conducted in accordance with standard industry testing procedures.

13.8.               New Test Methods.  If at any time during the Term hereof a new method or technique is developed with respect to Gas measurement or the determination of the factors used in such Gas measurement, such new method or technique may be substituted for the method set forth in this Article XIII when such methods or techniques are in accordance with the currently accepted standards of the AGA.

13.9.               Gas Industry Standards.  Gas industry standards are revised from time to time by the North American Energy Standards Board and other groups.  To the extent that Gatherer reasonably deems it necessary, from time to time and at any time, to implement any or all of such standards, Gatherer will have the right, with at least 90 days notice to Shipper, to add such standards hereto or modify or change the provisions contained herein in order to effect such changes; provided that Gatherer implements such changes uniformly with respect to the Gathering System.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE XIV
PRESSURES AT RECEIPT(S) AND DELIVERY POINT(S)

14.1.               Pressures at Receipt Point(s).  Shipper will deliver Gas to Gatherer at the Receipt Point(s) under the conditions and provisions set forth in Section 11 of an Individual Transaction Sheet(s).

14.2.               Pressures at Delivery Point(s).  Gatherer will deliver Gas to Shipper or Shipper’s designee at the Delivery Point(s) under the conditions and provisions set forth in Section 11 of an Individual Transaction Sheet(s).

ARTICLE XV
QUALITY

15.1.               Shipper agrees that all Gas delivered to Gatherer at the Receipt Point(s) hereunder will be merchantable Gas which will:

(a)                                  Have a Gross Heating Value of not less than [***] British Thermal Units per cubic foot nor more than [***] British Thermal Units per cubic foot;

(b)                                 Be commercially free of dust, gum, gum-forming constituents, gasoline, liquid hydrocarbons, water, and any other substance of any kind that may become separated from the Gas during the handling thereof or that may cause injury to or interference with proper operation of the pipelines, compression equipment, meters, regulators, or other appliances through which it flows;

(c)                                  Not contain more than [***] grains of total sulfur nor more than [***] grain of hydrogen sulfide per [***] standard cubic feet;

(d)                                 Not contain more than [***] percent by volume of oxygen, not contain more than [***] percent ([***]%) by volume of carbon dioxide, not contain more than [***] percent ([***]%) by volume of nitrogen nor contain more than [***] percent ([***]%) by volume of total inert gases;

(e)                                  Have a temperature of not more than [***] degrees Fahrenheit ([***]°F) nor less than [***] degrees Fahrenheit ([***]°F);

(f)                                    Intentionally deleted; and

(g)                                 Have a hydrocarbon dewpoint below [***] degrees Fahrenheit ([***]°F).

15.2.               If at any time the Gas fails to meet the quality specifications enumerated herein, the Party receiving such Gas will notify the Party delivering such Gas, and the delivering Party will immediately correct such failure.  If the delivering Party is unable or unwilling to deliver Gas according to such specifications, the Party receiving such Gas may refuse to accept delivery of Gas hereunder for so long as such condition exists.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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15.3.               Although Shipper will retain title to Gas delivered to Gatherer at the Receipt Point(s) hereunder, the Parties understand and agree that such Gas received by Gatherer will constitute part of Gatherer’s system supply, and as such Gatherer will, subject to its obligation to deliver an equivalent quantity as provided in Article III hereof, have the absolute and unqualified right to treat such Gas as its own, including, but not by way of limitation, the right to commingle such Gas, to deliver molecules different from those received and to treat the molecules received in any manner including the right to process the same, retaining in Gatherer and to those claiming under Gatherer other than through this Agreement, all right, title and interest to any components obtained by virtue of such processing or by virtue of liquids accumulating under natural conditions in the Gathering System.

15.4.               The Parties understand and agree that the Gas delivered by Gatherer for Shipper pursuant to this Agreement will not be odorized. Any odorization that is required by any applicable state or federal statute, order, rule, or regulation at any location beyond the Delivery Point(s) will be the sole responsibility of Shipper.  Shipper agrees to indemnify and hold harmless Gatherer from any and all losses or damages that may be incurred as the result of the operation and maintenance of odorization facilities or equipment at or near the Delivery Point(s) or that results from the failure of Shipper to properly odorize Gas delivered by Gatherer for the account of Shipper.

ARTICLE XVI
TAXES

16.1.               Shipper agrees to pay Gatherer, by way of reimbursement, all Taxes paid by Gatherer with respect to the gathering services provided hereunder and any associated facilities related to the performance of this Agreement.  If any such Taxes paid by Gatherer to any governmental authority are calculated based upon the value of or price paid for the Gas transported hereunder, Shipper will disclose to Gatherer the purchase price of such Gas to enable Gatherer to calculate and pay all such fees and Taxes to appropriate governmental authorities in a timely manner.  As of the date of execution of this Agreement, the Taxes that may be assessed for gathering or transportation service hereunder is the gas utility tax contained in Sections 122.001 — 122.205 of the Texas Utilities Code.  In the event any additional Taxes are assessed against Gatherer, and Gatherer notifies Shipper of such additional Taxes, Shipper must reimburse Gatherer for such additional Taxes as set forth above.

16.2.               The term “Taxes” as used herein, means all taxes, fees, levies and charges imposed upon and paid by Gatherer other than ad valorem, capital stock, income or excess profit taxes (except as provided herein), general franchise taxes imposed on corporations on account of their corporate existence or on their right to do business within the state as a foreign corporation and similar taxes.  Taxes shall include, but not be limited to, gross receipts taxes, licenses, fees and other charges levied, assessed or made by any governmental authority on the

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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act, right or privilege of transporting, handling or delivering Gas, which taxes or fees are based upon the quantity, Heat Content, value or sales/purchase price of the Gas, or the transportation or gathering hereunder.

ARTICLE XVII
BILLING, ACCOUNTING AND REPORTS

17.1.               On approximately the 10th day of each Month, Gatherer will render to Shipper a statement for the preceding Month showing the amount of Gas (MMBtu and Mcf) delivered at the Receipt Point(s) and Delivery Point(s); the amount of compensation due to Gatherer hereunder, including reimbursement of Taxes; other reasonable and pertinent information that is necessary to explain and support the same; and any adjustments made by Gatherer in determining the amount billed.

17.2.               Shipper will pay to Gatherer, within 10 days from the date of receipt of the Gatherer’s statement, the amount set forth in Gatherer’s statement.  Gatherer will have the right to require that Shipper make all payments hereunder by wire transfer and Shipper will direct the bank wire transfer to DFW Midstream Services LLC at JPMorgan Chase Bank, NY, ABA No. [***], for deposit to Account No. [***].  To assure proper credit, Shipper should designate the company name, invoice number and amount being paid in the Fedwire Text Section.  If the amount contained in a statement is not paid when due, interest on all unpaid amounts will accrue at the rate of the lesser of [***]% per month, or the maximum rate allowed by law, from the date such amount is due Gatherer; provided, however, no interest will accrue on unpaid amounts when failure to make payment is the result of a bona fide dispute between the parties regarding such amounts (and Shipper timely pays all amounts not in dispute) unless and until it is ultimately determined that Shipper owes such disputed amount, whereupon Shipper will pay Gatherer that amount, plus interest computed back to the original payment due date, immediately upon such determination.

17.3.               Each Party will have the right at all reasonable times to examine the records of the other Party to the extent necessary to verify the accuracy of any statement, charge, computation or demand made under or pursuant to any of the provisions in this Agreement.  If any such examination reveals any inaccuracy in such billing theretofore made, the necessary adjustments in such billing and payment will be made; provided, that no adjustments for any billing or payment will be made for any inaccuracy claimed after the lapse of 25 months from the rendition of the invoice relating thereto.

17.4.               If Shipper (i) fails to pay any fee required by the terms of this Agreement or (ii) fails to demonstrate minimal creditworthiness as determined by Gatherer, Gatherer may require Shipper to prepay for such service or upon 15 days written notice from Gatherer, furnish a

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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parental guaranty, good and sufficient surety bond, or other good and sufficient security of a continuing nature as determined by Gatherer in its sole discretion.  Such security will be in an amount equal to the estimated amount due for performing the services provided hereunder to Shipper for a 3 month period.

ARTICLE XVIII
RESPONSIBILITY

Shipper is deemed to be in control and possession of the Gas until such Gas is delivered to Gatherer at the Receipt Point(s) and after such Gas has been delivered at the Delivery Point(s).  Gatherer is deemed to be in control and possession of the Gas after receipt of the Gas at the Receipt Point(s) and until such Gas is delivered to Shipper (or for its account) at the Delivery Point(s).  Each Party will have responsibility for Gas handled hereunder, or for anything that may be done, happen or arise with respect to such Gas, only when such Gas is in its control and possession as aforesaid.  Each Party will be responsible for any damage or injuries caused thereby until the same is delivered to the other Party at the Receipt Point(s) or Delivery Point(s), except (i) injuries and damages that are attributable to the negligence or fault of the other Party or its Agents, and (ii) as provided for in Article 15.4.

ARTICLE XIX
FORCE MAJEURE

19.1.               In the event either Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, except the obligation to pay monies due hereunder, it is agreed that, on such Party’s giving notice and reasonably full particulars of such Force Majeure, in writing, to the other Party within a reasonable time after the occurrence of the cause relied on, the obligations of the Party giving such notice, so far as they are affected by such Force Majeure, will be suspended during the continuance of any inability so caused, but for no longer period, and such cause will, so far as possible, be remedied with all reasonable dispatch.

19.2.               The term “Force Majeure” as used herein means acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terrorism, wars, blockades, insurrections, civil disturbances and riots, and epidemics; landslides, lightning, earthquakes, fires, storms, blackouts, floods and washouts; arrests, orders, directives, restraints and requirements of the government and governmental agencies, either federal, state or municipal, civil and military; explosions, breakage or accident to machinery or lines of pipe; unscheduled shutdowns of lines of pipe for emergency inspection, maintenance or repair; freezing of lines of pipe; and any other causes, whether of the kind enumerated or otherwise, not reasonably within the control of the Party claiming suspension.  It is understood and agreed that the settlement of strikes or lockouts will be entirely within the discretion of the Party having the difficulty, and

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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that the above reasonable dispatch will not require the settlement of strikes or lockouts by acceding to the demand of the opposing Party when such course is or is deemed to be inadvisable or inappropriate in the discretion of the Party having the difficulty.

19.3.               Notwithstanding the foregoing, it is specifically understood and agreed by the parties that an event of Force Majeure will in no way affect or terminate Shipper’s obligation to balance quantities of Gas hereunder for any more than 24 hours after the occurrence of the event of Force Majeure, or to make payment for quantities of Gas delivered prior to such event of Force Majeure.

ARTICLE XX
WAIVER OF BREACHES, DEFAULTS OR RIGHTS

No waiver by either Party of any one or more breaches, defaults or rights under any provisions of this Agreement will operate or be construed as a waiver of any other breaches, defaults or rights, whether of a like or of a different character.  By providing written notice to the other Party, either Party may assert any right not previously asserted hereunder or may assert its right to object to a default not previously protested.  Except as specifically provided herein, in the event of any dispute under this Agreement, the Parties will, notwithstanding the pendency of such dispute, diligently proceed with the performance of this Agreement without prejudice to the rights of either Party.

ARTICLE XXI
REMEDY FOR BREACH

Except as otherwise specifically provided herein, if either Party fails to perform any of the material covenants or obligations imposed upon it in this Agreement (except where such failure is excused under the Force Majeure or other provisions hereof), then the other Party may, at its option (without waiving any other remedy for breach hereof), by notice in writing specifying the default of any of the material covenants or obligations that has occurred, indicate such Party’s election to terminate this Agreement by reason thereof; provided, however, that Shipper’s failure to pay Gatherer within a period of 10 days following Shipper’s receipt of written notice from Gatherer advising of such failure to make payment in full within the time specified previously herein, will be a default that gives Gatherer the right to immediately terminate this Agreement, unless such failure to pay such amounts is the result of a bona fide dispute between the Parties hereto regarding such amounts hereunder and Shipper timely pays all amounts not in dispute.  With respect to any other matters, the Party in default of any of the material covenants or obligations will have 30 days from receipt of such notice to remedy such default of any of the material covenants or obligations, and upon failure to do so the non-defaulting Party shall have the right to seek any and all available legal and equitable remedies, including the right to terminate this Agreement upon 30 Days’ prior written notice; provided,

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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however, that as long as the defaulting Party is taking all necessary actions, on a reasonable best efforts basis, to remedy such default of any of the material covenants or obligations, the non-defaulting Party shall not have the right to terminate this Agreement.  Any such suspension or termination will be in addition to and not in lieu of any available legal or equitable remedy and will not prejudice the right of the Party not in default: (i) to collect any amounts due it hereunder for any damage or loss suffered by it, subject to the provisions of Article 24.7 hereof, (ii) to receive any quantities of Gas owned by such Party, and (iii) will not waive any other remedy to which the Party not in default may be entitled for breach of this Agreement.

ARTICLE XXII
WARRANTY

Shipper warrants that upon delivery of Gas to Gatherer for gathering and transportation hereunder, Shipper, or the party for whom Shipper is having Gas gathered and transported, will have good title to or the right to deliver such Gas and that such Gas will be free and clear of all liens, encumbrances and adverse claims. Shipper will indemnify and hold harmless Gatherer from and against all suits, actions, debts, accounts, damages, costs (including attorneys’ fees), losses and expenses arising out of or in connection with any adverse claims of any and all persons regarding said Gas.

ARTICLE XXIII
LAWS AND REGULATIONS

23.1.               This Agreement, and Gatherer’s obligations under this Agreement, are subject to all applicable state and federal laws, including but not limited to the Texas Natural Resources Code and the Texas Utilities Code and orders, directives, rules and regulations of any governmental body, official or agency having jurisdiction, including but not limited to the Railroad Commission of Texas, and its rules and regulations pertaining to the gathering and transportation of Gas.

23.2.               Shipper represents and warrants to Gatherer that all Gas has not been, and will not be, used, consumed or transported in another state, or commingled at any point, either upstream or downstream, with other Gas that is or may be sold, consumed, transported, exchanged or otherwise utilized in interstate commerce in any manner that will subject either Party, the facilities of either Party, this Agreement or the Gas to the jurisdiction of the FERC under the NGA.  In the event Shipper performs any act, or causes any action to be performed, at any time, that results in any Gas covered hereunder becoming regulated by or subject to jurisdictional authority of the FERC, or a successor governmental authority, under the terms of the NGA, this Agreement, at Gatherer’s sole option, shall be deemed of its own terms to terminate on the day

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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before the date of such occurrence; provided, however, such termination shall not be construed to impair any other right or remedy that Gatherer may be entitled under this Agreement.

ARTICLE XXIV
MISCELLANEOUS

24.1.               Confidentiality.  Gatherer and Shipper agree to keep the terms and provisions of this Agreement confidential and not to disclose the terms of the same to any third parties; provided, however, each Party will have the right to make such disclosures, if any, to governmental agencies and to its own affiliates, attorneys, auditors, accountants and shareholders as may be reasonably necessary.  In the event a Party is required to provide this Agreement for review pursuant to a proceeding before a governmental agency, then such Party will seek a protective order or confidentiality agreement, whichever is applicable, prior to providing this Agreement for such review.

24.2.               Assignment and Transfer.  This Agreement is binding upon and will inure to the benefit of the Parties and their respective successors and assigns.  However, neither Gatherer nor Shipper may assign or transfer this Agreement, or any benefit or obligation arising under it, without first obtaining the other Party’s prior written consent, which consent will not be unreasonably withheld; provided, either Party may transfer its interests, rights and obligations under this Agreement without consent to (i) any parent, (ii) any affiliate, or (iii) any individual, bank, trustee, company or corporation as security for any note, notes, bonds or other obligations or securities of such assignor.  Any purported transfer or assignment without required consent will be void.  No assignment will release either Party from any liability hereunder, arising either before or after the assignment.

In the event of a merger, acquisition, consolidation, reorganization or sale of substantially all of a Party’s assets, the surviving or succeeding entity will continue to be subject to all of the security provisions set forth in this Agreement including but not limited to, those set forth in this Section 24.2 and elsewhere as provided in this Agreement.

24.3.               Entirety.  This Agreement (including the attached Individual Transaction Sheet) is the entire agreement between the Parties covering the subject matter hereof, and there are no agreements, modifications, conditions or understandings, written or oral, express or implied, pertaining to the subject matter hereof that are not contained herein.

24.4.               Modifications.  This Agreement may only be modified in writing, signed by duly authorized representatives of both Parties.

24.5.               Headings and Subheadings.  The captions, headings or subheadings preceding the various parts of this Agreement are inserted and included solely for convenience and will never be considered or given any effect in construing this Agreement or any part of this

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement, or in connection with the intent, duties, obligations or liabilities of the Parties hereto.

24.6.               Choice of Law and Venue.  THIS AGREEMENT IS GOVERNED BY AND WILL BE CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN STATE OF TEXAS.  THE PARTIES MUTUALLY CONSENT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS IN DALLAS COUNTY, TEXAS AND AGREE THAT ANY ACTION, SUIT, OR PROCEEDING CONCERNING, RELATED TO, OR ARISING OUT OF THIS AGREEMENT AND THE NEGOTIATION OF THIS AGREEMENT WILL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS AND THE PARTIES AGREE THAT THEY WILL NOT RAISE ANY DEFENSE OR OBJECTION OR FILE ANY MOTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENCE OF THE FORUM, OR THE LIKE IN ANY CASE FILED IN A FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS.  THIS AGREEMENT IS MADE AND PARTIALLY PERFORMABLE IN DALLAS COUNTY, TEXAS, AND VENUE WILL BE IN DALLAS COUNTY, DALLAS, TEXAS.

24.7.               Limitation on Damages.  THE PARTIES HEREBY WAIVE THE RIGHT TO RECOVER ALL SPECIAL, INDIRECT, INCIDENTAL, CONTINGENT, PUNITIVE, EXEMPLARY AND CONSEQUENTIAL DAMAGES.  NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN AND TO ELIMINATE ANY DOUBT, ANY AND ALL DAMAGES RESULTING FROM SHIPPERS’ VIOLATION OF THE DEDICATED ACREAGE PROVISIONS OF SECTION 3 OF THE INDIVIDUAL TRANSACTION SHEET WILL BE CONSIDERED DIRECT DAMAGES, AND AS SUCH, ARE RECOVERABLE BY GATHERER.

24.8.               Counterparts.  This Agreement may be executed in any number of counterparts, each of which is deemed to be an original and all of which constitute one and the same agreement.

24.9.               Joint Preparation.  No provision of this Agreement is to be construed against or interpreted to the disadvantage of any Party by any court or other governmental or judicial authority by reason of such Party having or being deemed to have prepared, structured or dictated such provision.  The terms of this Agreement, including the rates and charges for the services to be provided, have been reached through arms length negotiations, and neither Party had an unfair advantage during the negotiations thereof.

24.10.        Authority to Enter into Agreement.  Each Party to this Agreement represents and warrants that it has full and complete authority to enter into and perform this Contract.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE XXV

GAS LIFT

The provisions of this Article XXV shall remain in effect month-to-month until terminated by Gatherer or Shipper with at least 30-days’ prior written notice.  In the event Shipper is the Operator of the well or unit, and requests gas lift services, the following will apply:

Gatherer shall provide a written AFE to Shipper detailing (i) the cost for the equipment and installation of the Gas Lift Facility, and (ii) a fixed monthly charge for recovery of Gatherer’s operational expenses. Upon receiving written approval of the AFE from Shipper, Gatherer shall invoice Shipper for such AFE costs and Shipper agrees to reimburse Gatherer for such AFE costs. The “Gas Lift Facility” shall include, but will not be limited to, a meter station, over pressure protection valve and device, electronic flow meter, radio communication equipment, SCADA, and appurtenant valves and appropriate piping and tubing.  Shipper shall own the Gas Lift Facility; and Gatherer shall operate the Gas Lift Facility.

If requested by Shipper, Gatherer will make available to Shipper or Shipper’s Agent at the Gas Lift Facility a quantity of Gas to be used by Shipper or Shipper’s Agent, as field use gas.  The quantity of Gas so provided by Gatherer shall be deducted from the quantities received by Gatherer from Shipper or Shipper’s Agent hereunder for purposes of determining the quantities of Gas to which the Gathering Fee applies, but not for purposes of determining the Retention Volumes.  For example, if Gatherer delivered 10 MMBtus of field use gas to Shipper or Shipper’s Agent at the Gas Lift Facility during a Month and Shipper or Shipper’s Agent delivered 100 MMBtus of Gas hereunder at the Receipt Point(s) during such Month, then the Gathering Fee would apply to the net quantity of 90 MMBtus of Gas, but the Retention Volumes would be determined based on the entire 100 MMBtus of Gas received at the Receipt Point(s). In the event Shipper or Shipper’s Agent is unable to replace such field use gas quantities by the end of the Month of delivery by Gatherer, then Shipper shall purchase such gas quantities at the Platts Gas Daily daily price survey “Midpoint” for the “Waha” index price plus $[***] in effect for the day(s) such field use gas was delivered by Gatherer to Shipper or Shipper’s Agent.

** END OF NATURAL GAS GATHERING AGREEMENT **

[SIGNATURE PAGE FOLLOWS]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25

IN WITNESS WHEREOF, the Parties have executed this Agreement in one or more copies or counterparts, each of which, when executed by Gatherer and Shipper, will constitute and be an original effective agreement between the Parties as of the date first above written.

SHIPPER:	GATHERER:

Carrizo Oil & Gas, Inc.	DFW Midstream Services LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NATURAL GAS GATHERING AGREEMENT

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1 (“ITS No. 1”)

Originally January 16, 2008

Amended and Restated on May 15, 2008, April 1, 2010 and December 1, 2011

1.             THE TRANSACTION.  Gatherer will provide low pressure gathering, transportation, and dehydration services (the “Gathering Services”) to Shipper as set forth in this ITS No. 1 for the Dedication Area (as defined below). In order to provide these Gathering Services, Gatherer will construct, own, and operate various Facilities as required to provide the Gathering Services in accordance with this Agreement.

2.             GATHERING SYSTEM.  Gatherer shall construct, own and operate the Facilities necessary to: (i) receive Gas up to the Receipt Point MDQ at each Receipt Point; (ii) deliver Gas up to the Delivery Point MDQ at each Delivery Point; and (iii) provide the Gathering Services as further described in this ITS No. 1. Gatherer anticipates constructing, owning and operating the Facilities more specifically described below and illustrated on Exhibits A-1, A-2, A-3, A-4 and A-5, but the final configuration and Facilities of the completed Gathering System will be subject to change at Gatherer’s discretion based on several factors including construction and licensing considerations.  Gatherer is only obligated to construct the Facilities necessary to provide the Gathering Services as defined in this ITS No. 1.  The term “Gathering System” shall mean, collectively, the following:

Arlington Gathering Station No. 1:  located at 1015 West Harris Road in Arlington, Texas.

Dalworthington Gathering Station No. 1:  located at 3018 W. Pioneer Parkway in Dalworthington Gardens, Texas (Arlington Gathering Station No. 1 and Dalworthington Gathering Station No. 1 are each a “Gathering Station” and collectively, the “Gathering Stations” which shall mean the physical location of Gatherer’s compression and dehydration equipment required to provide the Compression and Dehydration Services described in Section 11 of this ITS No. 1).

ETF Chambers Road Interconnect:  Interconnect between Gatherer’s Southern Mainline and Energy Transfer Fuel’s (“ETF”) dual 24” Old Ocean Lines southwest of Chambers Street and Ellis Street in Johnson County south of Mansfield, Texas.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Atmos Chambers Road Interconnect:  Interconnect between Gatherer’s Southern Mainline and Atmos Pipeline’s (“Atmos”) 36” Line “X” southwest of Chambers Street and Ellis Street in Johnson County south of Mansfield, Texas.

Arlington Gathering Station No. 1 Suction Header:  30” low-pressure line from the Seguin High School Valve Site to Arlington Gathering Station No. 1.

Southern Mainline:  high-pressure 24” line between Arlington Gathering Station No. 1 and the ETF Chambers Road Interconnect.

West Arlington Mainline:  high-pressure 16” line between Dalworthington Gathering Station No. 1 and the ETF Lake Arlington Interconnect.

North Arlington Header:  consists of a 16” low-pressure line on the west-side and a 24” low-pressure line on the east-side between Dalworthington Gathering Station No. 1 and the JDD Partners Valve Site near the intersection of Great Southwest Parkway and Arkansas Lane in Arlington, Texas.

East Loop:  24” low-pressure line between the JDD Partners Valve Site and Seguin High School Valve Site near the intersection of Silo Road and Eden Road in Arlington.

South Loop: 20” low-pressure line between the Crossroads Valve Site and Arlington Gathering Station No.1.

Century Header:  24” low-pressure line extending from the Seguin High School Valve Site to a point near the intersection of Bardin Road and New York Avenue in Arlington.

Dalworthington Header:  low-pressure 20” line extending south from Dalworthington Gathering Station No. 1.

North Grand Prairie Low-Pressure System:  24” low-pressure line (telescoping to 20” and 16” lines) extending north from the JDD Partners Valve Site.

Kennedale Header:  24” line extending west from Arlington Gathering Station No. 1.

UTA Lateral: 12” line extending south from the UTA Receipt Point to the 16” North Arlington Header.

Mansfield Lateral:  20” line extending south from the South Loop changing to a 16” line that interconnects with the 16” Lagos Lateral.

Lagos Lateral: 8” line extending from the Lester Levy Drill-site changing to a 16” line that extends to the west side of S.H. 360.

Perr/O’Day Lateral:  1.7 mile, twelve-inch (12”) diameter low-pressure line extending east and north from the Perr Receipt Point (as defined herein) to the North Arlington Header.

Trinity River Mainline:  approximately 24,500 feet of high-pressure twenty-inch (20”) diameter line extending north from the Division Street Valve Yard in Arlington to the Enterprise Trinity River Interconnect in Fort Worth.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Trinity River Connector:  2.3 mile high-pressure 12” diameter line from the Dalworthington Gathering Station No. 1 to the Division Street Valve Yard.

Enterprise Trinity River Interconnect:  Interconnect between Gatherer’s Trinity River Mainline and Enterprise’s 30” diameter Trinity River Basin Lateral in Fort Worth, Texas.

ETF Lake Arlington Interconnect:  Interconnect between Gatherer’s West Arlington Mainline and ETF’s 24” Old Ocean Line near Woodside Drive and Hillside Drive in Arlington, Texas.

ETF Duke Interconnect:  Interconnect between Gatherer’s Arlington Gathering Station No. 1 discharge line and ETF’s 16” Mountain Creek Lateral in Arlington, Texas.

Flow Lines:  8” and 10” low-pressure flow lines connecting each Receipt Point to the Gathering System.

3.             SHIPPER’S DEDICATION.  During the Term of this Agreement, Shipper commits and dedicates to use the services provided pursuant to this Agreement for all Gas production that Shipper owns, controls or has the right to sell or transport from wells, oil and gas leases and properties located within the area described on Exhibit B and illustrated on Exhibits A-1, A-2, A-3, A-4 and A-5 attached to this ITS No. 1 (collectively referred to as the “Dedication Area”); provided that, Shipper shall commit and dedicate only such Gas as it controls or has the right to sell or transport for such time as it has the right to sell or transport such Gas (“Production Dedication”). Such commitment and dedication of Gas that Shipper owns will be deemed a covenant running with the land and will be imposed on any successors and assignees of Shipper. Gatherer may record, in the county records, memoranda and other documents sufficient for recording purposes that demonstrate such commitment and dedication.

If Shipper acquires any additional Gas production or acquires the right to sell or transport any additional Gas within the Dedication Area at any time during the Term of this Agreement that it has the right to sell or transport under this Agreement, all of such Gas will be dedicated to this Agreement.

4.             TERM.  This ITS No. 1 is effective at 9:00 a.m. central clock time on December 1, 2011 (the “Effective Date”) and will, subject to the terms and provisions hereof, remain in full force and effect until March 31, 2020, and year to year thereafter unless terminated by either Party with Sixty (60) Days’ written notice prior to the commencement of any annual renewal period.

5.             RECEIPT POINTS.

(a)           Receipt Points for Gas delivered by Shipper to Gatherer shall be the interconnection between Shipper’s production battery and Gatherer’s meter on each drill-site:

(i)            UTA Receipt Point on the UTA Drill-site;

(ii)           Pantego Receipt Point on the Pantego Drill-site;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii)          Lonestar Receipt Point on the Lonestar Drill-site;

(iv)          Perr Receipt Point on the Perr Drill-site;

(v)           Rice Loh Receipt Point on the Rice Loh Drill-site;

(vi)          Ervin Receipt Point on the Ervin Drill-site;

(vii)         Matlock Thornton Receipt Point on the Matlock Thornton Drill-site;

(viii)        Fannin Farms Receipt Point on the Fannin Farms Drill-site;

(ix)           SWAPO Receipt Point on the SWAPO Drill-site; and

(x)            Lester Levy Receipt Point on the Lester Levy Drill-site.

(b)           Within the Dedication Area, Shipper may submit a written request to Gatherer to (i) add a Receipt Point or Receipt Points, and/or (ii) connect Shipper’s Gas wells to an existing Receipt Point or Receipt Points. If such request requires the construction of Facilities (“Gas Connection Facilities”), Gatherer shall, within a reasonable period as determined by the complexity of the project, not to exceed 90 Days, provide an offer to fund (a “Funding Offer”) the capital required to construct such Gas Connection Facilities (“Discretionary Additional Capital”). Each Funding Offer shall provide the projected (A) “Incremental Cost” which shall include the Discretionary Additional Capital and  the estimated annual operating expenses for the Gas Connection Facilities, (B) the increased throughput from Shipper on an annual basis from the relevant Receipt Point or Receipt Points (based on good faith projections from Shipper) (the “Shipper Incremental Volumes”) and (C) an “Incremental Fee” calculated utilizing the projected Incremental Cost, the projected Shipper Incremental Volumes and an amount sufficient to provide Gatherer a [***]% pre-tax internal rate of return (the “Required IRR”) on the Discretionary Additional Capital over the remaining Term of this ITS No.1. On an annual basis, the Incremental Fee will be recalculated to take into consideration the actual Shipper Incremental Volumes and actual annual operating expenses for the Gas Connection Facilities during the previous year.  Such recalculation shall increase or decrease, as applicable, the Incremental Fee in order to provide Gatherer cost recovery including the Required IRR in respect of such Gas Connection Facilities over the remaining Term; provided that, once Gatherer has achieved a return of all Discretionary Additional Capital spent on the Gas Connection Facilities, plus the Required IRR, the Incremental Fee shall be reduced to the actual annual operating expenses for the Gas Connection Facilities.

The Gas Connection Facilities shall be sized appropriately to gather the projected Shipper Incremental Volumes; however, Gatherer may, in its sole discretion, increase the size of the Gas Connection Facilities to gather volumes of Gas for third party shippers (“Third Party Gas”).  If Gatherer increases the size of the Gas Connection Facilities, the increased cost of the Gas Connection Facilities will not be included in the calculation of the Incremental Fee.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)           If Shipper rejects any Funding Offer, Shipper may elect, in its sole discretion, to (i) have Gatherer construct the Gas Connection Facilities, (ii) construct the Gas Connection Facilities at its own cost and expense to connect them to the Gathering System, (iii) not pursue the construction of any such Gas Connection Facilities or (iv) be released from the Dedication Area for the affected wells and units if the Funding Offer results in the (a) Incremental Fee plus (b) the Gathering Fee totaling more than $[***] per MMbtu.  If Shipper elects to have Gatherer construct the Gas Connection Facilities, Shipper shall pay Gatherer for Gatherer’s actual costs in constructing the Gas Connection Facilities (with such payment to be in the form of progress payments from Shipper to Gatherer such that Gatherer’s cash flow from such actual costs and Shipper payments is neutral).  The Parties agree that upon completion, clear title to such Gas Connection Facilities will be conveyed to the Gatherer, and Gatherer shall own and operate any Gas Connection Facilities constructed with such Shipper funding. If Shipper chooses to construct the Gas Connection Facilities at its own cost and expense, it shall have the option of owning and operating the Gas Connection Facilities, or upon completion, transferring clear title to such Gas Connection Facilities to Gatherer so that Gatherer can own and operate the Gas Connection Facilities as part of the Gathering System with terms in respect of Third Party Gas transportation determined in accordance with Section 5(b) of this ITS No. 1, and reimbursement of Gatherer’s annual operating cost for such Gas Connection Facilities in accordance with Section 5(c) of this ITS No. 1. In such case where Shipper provides the Discretionary Additional Capital, the Gathering Fee with respect to Shipper Incremental Volumes transported through such Gas Connection Facilities, including Shipper Incremental Volumes connected by Gas Connection Facilities that are upstream from the Gas Connection Facilities funded by Shipper, shall be reduced by an amount equal to [***]% of the Incremental Fee that was associated with the original Incremental Cost and Shipper Incremental Volumes calculated in a similar manner as Section 5(c) of this ITS No. 1.

(d)           If Gatherer declines to make a Funding Offer with respect to any such Gas Connection Facilities, Shipper may elect, in its sole discretion, to (i) cause Gatherer to release the affected acreage related to the requested Gas Connection Facilities from Shipper’s Dedication Area, (ii) provide the Discretionary Additional Capital and have Gatherer construct the Gas Connection Facilities and pay Gatherer, under the same terms and conditions as provided for in Section 5(d) of this ITS No. 1, or (iii) fund, construct, own and operate the Gas Connection Facilities.  If Shipper funds the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, the Parties agree that upon completion, clear title of such facilities will be conveyed to Gatherer, and Gatherer shall own and operate any Gas Connection Facilities constructed with such Shipper funding.  In such case where Shipper provides the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, the applicable Gathering Fee with respect to Shipper Incremental Volumes transported through such Gas Connection

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Facilities, including Shipper Incremental Volumes connected by Gas Connection Facilities that are upstream from the Gas Connection Facilities funded by Shipper, shall be (i) reduced by an amount equal to [***]% of the Incremental Fee that was calculated utilizing the original Incremental Cost and Shipper Incremental Volumes calculated in a similar manner as Section 5(c) of this ITS No. 1, and (ii) Gatherer shall pay a fee equal to the Incremental Fee to Shipper for any Third Party Gas shipped on such Gas Connection Facilities, determined on a throughput basis at such Gas Connection Facilities.

6.             DELIVERY POINTS.  The Delivery Points for Gas that Gatherer gathers or causes to be redelivered for the account of Shipper shall be the:

(a)           ETF Chambers Road Interconnect (the “ETF Delivery Point”); and

(b)           Atmos Chambers Road Interconnect (the “Atmos Delivery Point”).

7.             MAXIMUM DAILY QUANTITY.

(a)           In accordance with and subject to the terms of Section 3.2 of the Base Agreement, Shipper shall deliver all of its Production Dedication to Gatherer; provided that Gatherer is only required to accept up to the Maximum Daily Quantity (“MDQ”) at each Receipt Point (“Receipt Point MDQ”); provided, further, that Gatherer is not required to accept any Production Dedication Gas above the Delivery Point MDQ specified in Section 7(b) of this ITS No. 1:

(i)        [***] MMBtus on each Day at the UTA Receipt Point;

(ii)       [***] MMBtus on each Day at the Pantego Receipt Point;

(iii)      [***] MMBtus on each Day at the Lonestar Receipt Point;

(iv)      [***] MMBtus on each Day at the Perr Receipt Point;

(v)       [***] MMBtus on each Day at the Rice Loh Receipt Point;

(vi)      [***] MMBtus on each Day at the Ervin Receipt Point;

(vii)     [***] MMBtus on each Day at the Matlock Thornton Receipt Point;

(viii)    [***] MMBtus on each Day at the Fannin Farms Receipt Point;

(ix)       [***] MMBtus on each Day at the SWAPO Receipt Point; and

(x)        [***] MMBtus on each Day at the Lester Levy Receipt Point.

(b)           Shipper’s MDQ for Gas that Gatherer agrees to accept and redeliver on a Firm (as defined below) basis for the account of Shipper at the Delivery Points (“Delivery Point MDQ”) in accordance with Section 3.1 of the Base Agreement, shall be:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)            Up to [***] MMBtus on each Day at the ETF Delivery Point; and

(ii)           Up to [***] MMBtus on each Day at the Atmos Delivery Point;

Provided, however, that the cumulative Delivery Point MDQ as to the ETF Delivery Point and the Atmos Delivery Point shall not exceed [***] MMBtus on each Day, and until such time as the Atmos Delivery Point is Operational (expected to be on or before April 1, 2012), Shipper’s Delivery Point MDQ shall be [***] MMBtus on each Day at the ETF Delivery Point.

If Shipper’s contractual arrangements for transportation on a downstream pipeline change such that Shipper desires to add a new delivery point(s) and to re-allocate a portion, or all, of Shipper’s MDQ to such new delivery point(s), Shipper may submit a written request to Gatherer regarding such change and Gatherer will, on a commercially reasonable basis, determine if Shipper’s request can be granted based on other contractual commitments that Gatherer has on the Gathering System.  Further, Gatherer agrees to accept and redeliver on an interruptible basis for the account of Shipper at the Delivery Points any Gas in excess of the Delivery Point MDQ, provided there is incremental capacity available to effect such delivery.  “Firm” shall mean not being subject to a prior claim by another shipper or class of shipper or service for the transportation capacity that Gatherer has dedicated to Shipper on the Gathering System in the amount of the MDQs specified in Section 7 of this ITS No. 1.

(c)           Notwithstanding any provision in the Base Agreement, Shipper’s MDQ rights shall be limited only to Gas associated with Shipper’s Production Dedication (as defined in Section 3 of this ITS No. 1) and as such Shipper shall not have any rights to re-market any unused MDQ.

(d)           Shipper will have the right to increase any of the Receipt Point MDQs set forth above with no increase in the Fees, so long as the gathering line constructed to the Receipt Point is physically capable of handling such increased Receipt Point MDQ, and : (i) the Monthly average daily quantity of Gas delivered by Shipper to a specified Receipt Point is, for the Month prior to the time of such request, within [***]% of the MDQ set forth above or the MDQ that is subsequently agreed between the Parties that is associated with such Receipt Point; or (ii) Shipper can reasonably demonstrate to Gatherer that an increase in Receipt Point MDQ is required to accommodate increased Gas volume from Shipper’s accelerating drilling activities in the Dedication Area; provided, however, that any increase pursuant to either (i) or (ii) above that increases Shipper’s Deliver Point MDQ above the then current Delivery Point MDQ is subject to the availability of Incremental MDQ Capacity (as defined below), at relevant sections of the Gathering System.  To the extent a Receipt Point MDQ is so increased, a commensurate increase in the Delivery Point MDQ specified in Section 7(b) of this ITS No. 1 shall also be provided by Gatherer if required to accommodate

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

delivery of the additional Gas resulting from the increase in the Receipt Point MDQ; provided, however, such Incremental MDQ Capacity is available at relevant sections of the Gathering System. “Incremental MDQ Capacity” shall mean capacity on the Gathering System that (i) is above the then current Shipper MDQ, and (ii) is not subject to a prior claim by another shipper or class of shipper or service.

(e)           To the extent that Incremental MDQ Capacity is not available, the construction of Facilities to accommodate Shipper Incremental Volumes (“Incremental MDQ Facilities”) will be required to fulfill Shipper’s request. Gatherer shall, within a reasonable period as determined by the complexity of the project, not to exceed 90 Days, provide a Funding Offer, as specified in Section 5(c) of this ITS No. 1, to construct such Incremental MDQ Facilities. On an annual basis, the Incremental Fee will be recalculated to take into consideration the actual Shipper Incremental Volumes and actual annual operating expenses for the Incremental MDQ Facilities during the previous year.  Such recalculation shall increase or decrease, as applicable, the Incremental Fee in order to provide Gatherer cost recovery including the Required IRR in respect of such Incremental MDQ Facilities over the remaining Term; provided that, once Gatherer has achieved a return of all Discretionary Additional Capital spent on the Incremental MDQ Facilities, plus the Required IRR, the Incremental Fee shall be reduced to the actual annual operating expenses for the Incremental MDQ Facilities.

The Incremental MDQ Facilities shall be sized appropriately to gather the projected Shipper Incremental Volumes; however, Gatherer may, in its sole discretion, increase the size of the Incremental MDQ Facilities to gather Third Party Gas.  If Gatherer increases the size of the Incremental MDQ Facilities, the increased cost of the Incremental MDQ Facilities will not be included in the calculation of the Incremental Fee.

(f)            If Shipper rejects any Funding Offer, Shipper may elect, in its sole discretion, to (i) have Gatherer construct the Incremental MDQ Facilities, (ii) construct the Incremental MDQ Facilities at its own cost and expense to connect them to the Gathering System, (iii) not pursue the construction of any such Incremental MDQ Facilities or (iv) be released from the Dedication Area for the affected wells and units if the Funding Offer results in the (a) Incremental Fee plus (b) the Gathering Fee totaling more than $[***] per MMbtu.  If Shipper elects to have Gatherer construct the Incremental MDQ Facilities, Shipper shall pay Gatherer for Gatherer’s actual costs in constructing the Incremental MDQ Facilities (with such payment to be in the form of progress payments from Shipper to Gatherer such that Gatherer’s cash flow from such actual costs and Shipper payments is neutral).  The Parties agree that upon completion, clear title to such Incremental MDQ Facilities will be conveyed to the Gatherer, and Gatherer shall own and operate any Incremental MDQ Facilities constructed with such Shipper funding. If Shipper chooses to construct the Incremental MDQ Facilities at its own cost and

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

expense, it shall have the option of owning and operating the Incremental MDQ Facilities, or upon completion, transferring clear title to such Incremental MDQ Facilities to Gatherer so that Gatherer can own and operate the Incremental MDQ Facilities as part of the Gathering System with terms in respect of Third Party Gas transportation determined in accordance with Section 5(e) of this ITS No. 1 and reimbursement to Gatherer of the annual operating cost of such Incremental MDQ Facilities in accordance with Section 5(c) of this ITS No. 1. In such case where Shipper provides the Discretionary Additional Capital, the Gathering Fee with respect to Shipper Incremental Volumes transported through such Incremental MDQ Facilities, including Shipper Incremental Volumes connected by Incremental MDQ Facilities that are upstream from the Incremental MDQ Facilities funded by Shipper, shall be reduced by an amount equal to [***]% of the Incremental Fee that was associated with the original Incremental Cost and Shipper Incremental Volumes calculated in a similar manner to Section 5(c) of this ITS No. 1.

(g)           If Gatherer declines to make a Funding Offer with respect to any such Incremental MDQ Facilities, Shipper may elect, in its sole discretion, to (i) cause Gatherer to release the affected acreage related to the requested Incremental MDQ Facilities from Shipper’s Dedication Area, (ii) provide the Discretionary Additional Capital and have Gatherer construct the Incremental MDQ Facilities and pay Gatherer, under the same terms and conditions as provided for in Section 5(d) of this ITS No. 1, or (iii) fund, construct, own and operate the Incremental MDQ Facilities.  If Shipper funds the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, the Parties agree that upon completion, clear title of such facilities will be conveyed to Gatherer, and Gatherer shall own and operate any Incremental MDQ Facilities constructed with such Shipper funding.  In such case where Shipper provides the Discretionary Additional Capital in accordance with clause (ii) of this paragraph, (A) the applicable Gathering Fee with respect to Shipper Incremental Volumes transported through such Incremental MDQ Facilities, including Shipper Incremental Volumes connected by Incremental MDQ Facilities that are upstream from the Incremental MDQ Facilities funded by Shipper, shall be reduced by an amount equal to [***]% of the Incremental Fee that was calculated utilizing the original Incremental Cost and Shipper Incremental Volumes and calculated in a similar manner as Section 5(c) of this ITS No. 1, and (B) Gatherer shall pay a fee equal to the Incremental Fee to Shipper for any Third Party Gas shipped on such Incremental MDQ Facilities, determined on a throughput basis at such Incremental MDQ Facilities.

(h)           Commencing [***], in the event Shipper is not utilizing at least [***]% of any of the MDQs set forth above, Gatherer may, upon providing written notice to Shipper, reduce such MDQ to a quantity equal to [***]% of the average daily quantity of Gas associated with such MDQ for the previous [***] Months prior to

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Gatherer’s notice of such reduction; provided that, any time after such reduction, Shipper may, upon 90 Days written notice, demand that Gatherer restore the MDQ up to the levels specified in Sections 7(a) and 7(b); provided (i) that sufficient Incremental MDQ Capacity is available at relevant sections of the Gathering System to increase the MDQ by the amount requested, and (ii) Shipper can reasonably demonstrate to Gatherer that an increase in MDQ is required to accommodate increased Gas production in excess of the then current MDQ.  Notwithstanding the forgoing, Gatherer may not reduce the MDQ below [***] MMBtus.

8.             METERING PARTY.  The Metering Party at all the Receipt Points will be Gatherer. The Metering Party at the ETF Delivery Point will be ETF. The Metering Party at the Atmos Delivery Point will be Atmos.

9.             FEES.

(a)           Shipper shall pay Gatherer a fee for Gathering Services (the “Gathering Fee”) for all Gas received by Gatherer at a Receipt Point and redelivered for the account of Shipper at the Delivery Points.  The Gathering Fees for the Term of this Agreement, calculated on the volume of Gas redelivered at the Delivery Points, shall be:

(i)            $[***] per MMBtu for all Gas redelivered at the ETF Delivery Point, provided, however, the Gathering Fee for any Gas received by Gatherer and measured at the UTA Receipt Point and redelivered at the ETF Delivery Point, shall be $[***] per MMBtu; and

(ii)           $[***] per MMBtu for all Gas redelivered at the Atmos Delivery Point, provided, however, the Gathering Fee for any Gas received by Gatherer and measured at the UTA Receipt Point and redelivered at the Atmos Delivery Point, shall be $[***] per MMBtu.

(b)           Starting on October 1, 2010 and continuing thereafter for [***] years (the “Throughput Guarantee Term”), Shipper commits to transport a minimum quantity during each 12-Month period during the Throughput Guarantee Term equal to the following amounts (each such annual minimum quantity commitment being referred to as the “Annual Throughput Guarantee” and each such 12-Month period being referred to as an “Annual Throughput Period”):

(i)            [***] MMBtus for the first Annual Throughput Period;

(ii)           [***] MMBtus for the second Annual Throughput Period;

(iii)          [***] MMBtus for the third Annual Throughput Period;

(iv)          [***] MMBtus for the fourth Annual Throughput Period;

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(v)                                 [***] MMBtus for the fifth Annual Throughput Period;

(vi)                              [***] MMBtus for the sixth Annual Throughput Period;

(vii)                         [***] MMBtus for the seventh Annual Throughput Period; and

(viii)                        [***] MMBtus for the eighth Annual Throughput Period.

For any Annual Throughput Period during which Shipper does not transport a Gas quantity at least equal to the Annual Throughput Guarantee, Shipper shall pay Gatherer an incremental payment (the “Minimum Throughput Payment”), in addition to the payment associated with actual Production Dedication delivered hereunder, as liquidated and agreed damages owed to Gatherer for Shipper’s failure to deliver the Annual Throughput Guarantee in such 12-Month period. The Minimum Throughput Payment shall be equal to (i) the applicable Annual Throughput Guarantee, less (ii) the actual gas quantity transported during the relevant Annual Throughput Period, multiplied by the Average Gathering Fee. “Average Gathering Fee” shall mean the production weighted average Gathering Fee for Gas delivered by Shipper during the relevant Annual Throughput Period. Gatherer will invoice Shipper for the Minimum Throughput Payment, if applicable, within 15 Days of the end of the Annual Throughput Period and Shipper will be required to pay such invoice within 15 Days of receipt.

(c)                                  During the Throughput Guarantee Term, if Shipper transports Gas quantities greater than the Annual Throughput Guarantee for that Annual Throughput Period and Shipper has not received a credit against the Gathering Fee pursuant to the immediately following paragraph for such quantities, Shipper shall receive a credit for such quantities (“Throughput Credit”) to be used as an offset against Minimum Throughput Payments that become payable during the immediately following three (3) Annual Throughput Periods; provided, however, that a maximum of [***]% of the Throughput Credit can be utilized to offset a Minimum Throughput Payment in a given Annual Throughput Period. Such Throughput Credit shall be equal to (i) the actual gas quantity transported during the relevant Annual Throughput Period, less (ii) the applicable Annual Throughput Guarantee, multiplied by the Average Gathering Fee. As an example, if Shipper transports [***] MMBtus more than the Annual Throughput Guarantee for the first Annual Throughput Period, and the Average Gathering Fee is $[***] per MMBtu, Shipper would receive a Throughput Credit equal to $[***] (i.e. [***] MMBtus multiplied by $[***] per MMBtu).

Additionally, if Shipper pays a Minimum Throughput Payment and transports quantities that exceed the Annual Throughput Guarantee during the immediately following Annual Throughput Period during the Throughput Guarantee Term, Shipper shall have the right to offset the Gathering Fees owed to Gatherer on transported quantities of Gas that exceed the Annual Throughput Guarantee up to the amount of the Minimum Throughput Payment paid in the previous year, and

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in such event no Throughput Credit for the quantities that exceed the Annual Throughput Guarantee will be applied pursuant to the previous paragraph. As an example, if in the first Annual Throughput Period Shipper transports [***] MMBtus less than the Annual Throughput Guarantee and the Average Gathering Fee is $[***] per MMBtu, Shipper would pay a Minimum Throughput Payment of $[***]. Further, if during the second Annual Throughput Period Shipper transports [***] MMBtus more than the Annual Throughput Guarantee, Shipper may utilize the $[***] Minimum Throughput Payment paid in the first Annual Throughput Period to offset Gathering Fees owed to Gatherer for transporting the [***] MMBtus in excess of the Annual Throughput Guarantee during the second Annual Throughput Period.

(d)                                 Notwithstanding the foregoing, once Shipper has transported a cumulative [***] MMBtus on the Gathering System, the Annual Throughput Guarantee in this Section 9 shall be satisfied and Shipper shall no longer be subject to Minimum Throughput Payments for the remaining Term of this ITS No. 1.

(e)                                  For the avoidance of doubt, Gatherer shall credit all Gas production delivered by Shipper under this Agreement towards Shipper’s Annual Minimum Throughput Guarantee.

(f)                                    The Parties reference that certain agreement entitled “Suspension Agreement,” which the Parties entered on December 1, 2011 (the “Suspension Agreement”).  Under the Suspension Agreement, certain rights and obligations of the Parties arising under the Agreement were suspended, and the Parties there acknowledged the agreement of Enterprise Products Operating LLC (“EPO”) to ship, on the Gathering System pursuant to a December 1, 2011 gathering agreement between EPO and Gatherer (the “EPO Gathering Agreement”), Shipper’s Production Dedication.  The Parties agree, as between themselves, that in the event of a Termination Event, as that term is defined under the Suspension Agreement:

(i)                                     Shipper will step into the shoes of EPO with respect to any and all then-accrued volume deficiencies or volume credits created under the EPO Gathering Agreement;

(ii)                                  Shipper will be responsible for any Minimum Throughput Payment then due Gatherer and for any future Minimum Throughput Payment based in whole or in part upon volume deficiencies created while the EPO Gathering Agreement was in effect; and

(iii)                               Gatherer will, pursuant to the terms of Section 9(c) of this ITS No. 1, credit Shipper for any Minimum Throughput Payment previously made by EPO as if such payment had been made by Shipper.

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.                                 RETENTION VOLUMES.  Gatherer shall retain a quantity of Gas (on an MMBtu basis) received by Gatherer at the Receipt Points as an allowance for fuel used in the gathering, compression, and dehydration of Gas hereunder and other unaccounted for quantities of Gas (the “Retention Volumes”). Gatherer shall retain:

(a)                                  [***]% of Gas received by Gatherer at a Receipt Point, when such Gas is redelivered for the account of Shipper at the ETF Delivery Point; and

(b)                                 [***]% of Gas received by Gatherer at a Receipt Point, when such Gas is redelivered for the account of Shipper at the Atmos Delivery Point.

11.                               COMPRESSION AND DEHYDRATION SERVICES. Gatherer shall provide the following services: (i) Compression Services sufficient to deliver Gas at the ETF Delivery Point at a maximum pressure of [***] psig and at the Atmos Delivery Point at a maximum pressure of [***] psig, while maintaining a Monthly Average Suction Pressure (“MASP”) each Month of not greater than [***] psig at the Gathering Stations; and (ii) Dehydration Services required to meet pipeline specifications for water vapor at the Delivery Points. The MASP consists of the following values: (A) the sum of the daily average suction pressure at each individual Gathering Station, divided by (B) the number of Days in the subject Month, with the final result equaling the MASP for such Month for that Gathering Station. Shipper shall reimburse Gatherer for the cost of incremental compression and fuel if: (x) Shipper requests Gatherer to maintain the MASP at a Gathering Station below [***] psig and it is commercially feasible for Gatherer to fulfill Shipper’s request; (y) Gatherer must deliver Gas at a pressure higher than [***] psig in order to effect delivery into ETF’s system at the ETF Delivery Point; and/or (z) Gatherer must deliver Gas at a pressure higher than [***] psig in order to effect delivery into Atmos’ system at the Atmos Delivery Point.

Shipper shall deliver Gas to Gatherer at the Receipt Points at a pressure sufficient to effect delivery into the Gathering System against a pressure prevailing therein from time to time; provided, however, if at any time (i) Gatherer’s MASP for the Month exceeds [***] psig, and (ii) Shipper’s deliveries of the Production Dedication are affected thereby, Shipper shall be entitled to claim a Force Majeure event against the Annual Throughput Guarantee with respect to the incremental production that could not be delivered due to the MASP exceeding [***] psig.

If Shipper has the right to install Facilities to provide Compression Services on any of Shipper’s drill-sites and Gatherer requests such in writing, Shipper’s permission to allow Gatherer to locate such Facilities on said drill-sites, subject to Gatherer obtaining the required permits and operating licenses and the cooperation of the surface owners, shall not be unreasonably withheld.

12.                               GAS QUALITY.   Notwithstanding the provisions regarding Quality set forth in Article XV of the Base Agreement, Shipper will deliver Gas to Gatherer of the same quality as that required by ETF and Atmos for Gas delivered into their respective systems, with the exception of water content. Gatherer will consider Shipper to have met the Gas Quality specifications set forth in Article XV of the Base Agreement if Shipper’s Gas on a volume weighted average basis

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

across all of Shipper’s Receipt Points meets such Gas Quality specifications or, if less stringent, the Gas Quality specifications of ETF and Atmos assuming such specifications are within generally accepted standard pipeline industry standards.  Shipper may deliver water-saturated Gas to Gatherer but Shipper will remove all free water and liquids from the Gas stream at the pressure and temperature points present at the Receipt Points.

13.                               ADDITIONAL SYSTEM-WIDE FACILITIES.  If Facilities are required that benefit all shippers on the Gathering System (“Additional System-wide Facilities”) Gatherer shall, within a reasonable period as determined by the complexity of the project, not to exceed 90 Days, provide a Funding Offer, as specified in Section 5(c) of this ITS No. 1, to construct such Additional System-wide Facilities. On an annual basis, the Incremental Fee will be recalculated to take into consideration the actual Shipper Incremental Volumes and actual annual operating expenses for the Additional System-wide Facilities during the previous year.  Such recalculation shall increase or decrease, as applicable, the Incremental Fee in order to provide Gatherer cost recovery including the Required IRR in respect of such Additional System-wide Facilities over the remaining Term; provided that, once Gatherer has achieved a return of all Discretionary Additional Capital spent on the Additional System-wide Facilities, plus the Required IRR, the Incremental Fee shall be reduced to the actual annual operating expenses for the Additional System-wide Facilities.  For purposes of this Agreement, Additional System-wide Facilities shall mean and include, but not be limited to (i) gas treating Facilities to treat Gas delivered by Shipper which does not meet the minimum specifications within this ITS No. 1 or the Base Agreement, and/or the minimum gas quality specifications of downstream pipelines, (ii) additional compression to effect delivery of Gas at the ETF Delivery Point at a pressure higher than [***] psig, if required by ETF, and (iii) additional compression to effect delivery of Gas at the Atmos Delivery Point at a pressure higher than [***] psig, if required by Atmos. Notwithstanding the forgoing, Shipper shall be required to pay no more than its proportionate share of such costs for the Additional System-wide Facilities, determined on a throughput basis.

[SIGNATURE PAGE FOLLOWS]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this ITS No. 1 in one or more copies or counterparts, each of which, when executed by Gatherer and Shipper, will constitute and be an original effective Individual Transaction Sheet between the Parties as of the date first above written and together with the terms and conditions set forth in the Base Agreement will constitute a separate and individual Natural Gas Gathering Agreement.

SHIPPER:	GATHERER:

Carrizo Oil & Gas, Inc.	DFW Midstream Services LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-1

TO

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA DESCRIPTION

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-2

TO

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA DESCRIPTION

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-3

TO

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA DESCRIPTION

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-4

TO

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA DESCRIPTION

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-5

TO

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA DESCRIPTION

[***]

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

TO

AMENDED AND RESTATED

INDIVIDUAL TRANSACTION SHEET NO. 1

DEDICATION AREA DESCRIPTION

Survey Name	Abstract No.	County
[***]	[***]	Dallas
[***]	[***]	Dallas
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[***]	[***]	Dallas
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[***]	[***]	Dallas
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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO INDIVIDUAL TRANSACTION SHEET NO. 1

This Amendment (the “Amendment”) to the Amended and Restated ITS No. 1 dated December 1, 2011, by and between DFW Midstream Services LLC, and Carrizo Oil and Gas, Inc., is made and entered into effective as of May 1, 2012 (the “Effective Date”) by and between DFW MIDSTREAM SERVICES LLC (“Gatherer”), and CARRIZO OIL & GAS, INC. (“Shipper”), all hereinafter collectively referred to as the “Parties,” and individually as a “Party.”

RECITALS

WHEREAS, the Parties entered into that certain (a) Natural Gas Gathering Agreement (the “Base Agreement”) dated effective January 16, 2008, which agreement was amended and restated on May 15, 2008, amended on April 1, 2010, amended again on December 1, 2010 and amended and restated on December 1, 2011, and (b) Individual Transaction Sheet No. 1 (the “ITS No. 1”) dated effective January 16, 2008, which was amended and restated on May 15, 2008, April 1, 2010 and December 1, 2011, and, together with the Base Agreement, the “Gathering Agreement”);

WHEREAS, Gatherer and Shipper entered into a Suspension Agreement dated December 1, 2011 (the “Suspension Agreement”), as amended and restated by the Parties on May 1, 2012, and in reliance upon the commitments made in the Suspension Agreement, as so amended, Gatherer entered into that certain base agreement (the “EPO Base Agreement”) and related ITS No. 1 (the “EPO ITS No. 1” and collectively with the EPO Base Agreement, the “EPO Gathering Agreement”), dated December 1, 2011, as amended May 1, 2012, with Enterprise Products Operating LLC (“EPO”); and

WHEREAS, the Parties desire that the Base Agreement continue in full force and effect as written, but wish to amend the ITS No. 1 as specifically set forth below.  Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Base Agreement.

NOW THEREFORE, in consideration of the premises and terms and conditions contained in this Amendment, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Party, the Parties agree as follows:

I.

The following is deleted as subsection (a)(x) in Section 5 (“RECEIPT POINTS”) of the ITS No. 1:

“(x)                             Lester Levy Receipt Point on the Lester Levy Drill-site.”

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

II.

The following is deleted as subsection (a)(x) in Section 7 (“MAXIMUM DAILY QUANTITY”) of the ITS No. 1:

“(x)                             [***] MMBtus on each Day at the Lester Levy Receipt Point.”

III.

Subsection (b) of Section 7 of the ITS No. 1 (“MAXIMUM DAILY QUANTITY”) shall be deleted in its entirety and replaced with the following:

“(b)                                                   Shipper’s MDQ for Gas that Gatherer agrees to accept and redeliver on a Firm (as defined below) basis for the account of Shipper at the Delivery Points (“Delivery Point MDQ”) in accordance with Section 3.1 of the Base Agreement, shall be:

(i)                                     [***] MMBtus on each Day at the ETF Delivery Point; and

(ii)                                  [***] MMBtus on each Day at the Atmos Delivery Point.

If Shipper’s contractual arrangements for transportation on a downstream pipeline change such that Shipper desires to re-allocate a portion, or all, of Shipper’s MDQ to a different Delivery Point(s), Shipper may submit a written request to Gatherer regarding such change and Gatherer will, on a commercially reasonable basis, determine if Shipper’s request can be granted based on other contractual commitments that Gatherer has on the Gathering System.  Further, Gatherer agrees to accept and redeliver on an interruptible basis for the account of Shipper at the Delivery Point(s) any Gas in excess of the Delivery Point MDQ for such Delivery Point(s), provided there is incremental capacity available to effect such delivery.  “Firm” shall mean not being subject to a prior claim by another shipper or class of shipper or service for the transportation capacity that Gatherer has dedicated to Shipper on the Gathering System in the amount of the MDQs specified in Section 7 of this ITS No. 1.”

IV.

The last sentence of subsection (h) of Section 7 of the ITS No. 1 (“MAXIMUM DAILY QUANTITY”) shall be deleted in its entirety and replaced with the following:

“Notwithstanding the forgoing, Gatherer may not reduce the MDQ below [***] MMBtus.”

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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V.

The first sentence of subsection (b) of Section 9 of the ITS No. 1 (“FEES”) shall be deleted in its entirety and replaced with the following:

“(b)                           Starting on October 1, 2010 and continuing thereafter for [***] years (the “Throughput Guarantee Term”), Shipper commits to transport a minimum quantity during each 12-Month period during the Throughput Guarantee Term equal to the following amounts (each such annual minimum quantity commitment being referred to as the “Annual Throughput Guarantee” and each such 12-Month period being referred to as an “Annual Throughput Period”):

(i)                                   [***] MMBtus for the first Annual Throughput Period;

(ii)                                [***] MMBtus for the second Annual Throughput Period;

(iii)                               [***] MMBtus for the third Annual Throughput Period;

(iv)                              [***] MMBtus for the fourth Annual Throughput Period;

(v)                                 [***] MMBtus for the fifth Annual Throughput Period;

(vi)                              [***] MMBtus for the sixth Annual Throughput Period;

(vii)                         [***] MMBtus for the seventh Annual Throughput Period; and

(viii)                        [***] MMBtus for the eighth Annual Throughput Period.”

VI.

Subsection (d) of Section 9 of the ITS No. 1 (“FEES”) shall be deleted in its entirety and replaced with the following:

“(d)                           Notwithstanding the foregoing, once Shipper has transported a cumulative [***] MMBtus on the Gathering System, the Annual Throughput Guarantee in this Section 9 shall be satisfied and Shipper shall no longer be subject to Minimum Throughput Payments for the remaining Term of this ITS No. 1.”

VII.

Subsection (f) of Section 9 of the ITS No. 1 (“FEES”) shall be deleted in its entirety and replaced with the following:

“(f)                              The Parties reference that certain agreement entitled “Suspension Agreement,” which the Parties entered on December 1, 2011, as amended and restated May 1, 2012 (the “Suspension Agreement”).  Under the Suspension Agreement, certain rights and obligations of the Parties arising under the Agreement were suspended, and the Parties there acknowledged the agreement of Enterprise Products Operating LLC (“EPO”) to ship, on the Gathering System pursuant to a December 1, 2011 gathering agreement between EPO and Gatherer (the “EPO Gathering

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement”), as amended by EPO and Gatherer effective May 1, 2012, Shipper’s Production Dedication.  The Parties agree, as between themselves, that in the event of a Termination Event, as that term is defined under the Suspension Agreement:

(i)                                     Shipper will step into the shoes of EPO with respect to any and all then-accrued volume deficiencies or volume credits created during the time the EPO Gathering Agreement was in effect;

(ii)                                  Shipper will be responsible for any Minimum Throughput Payment then due Gatherer and for any future Minimum Throughput Payment based in whole or in part upon volume deficiencies created while the EPO Gathering Agreement was in effect; and

(iii)                               Gatherer will, pursuant to the terms of Section 9(c) of this ITS No. 1, credit Shipper for any Minimum Throughput Payment previously made by EPO as if such payment had been made by Shipper.”

VIII.

Except as expressly provided herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise modify the rights and remedies of the Parties under the Base Agreement or the ITS No. 1, including any and all exhibits thereto, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, agreements or any other provision of either of such agreements.

This Amendment may be executed in any number of counterparts and by different Parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute a single instrument.

SHIPPER:	GATHERER:

Carrizo Oil & Gas, Inc.	DFW Midstream Services LLC

By:	By:

Printed Name:	Printed Name

Title:	Title:

Date: May 1, 2012	Date: May 1, 2012

*** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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